                                                                   EXHIBIT 10.39

                                    THIRD AMENDMENT dated as of April 29, 1999
                           (this "AMENDMENT") to the Credit Agreement dated as of February 12, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among USA NETWORKS, INC., a Delaware corporation ("USANI"), USANi LLC, a Delaware limited liability company (the "BORROWER"), the several banks and other financial institutions and entities from time to time parties thereto (the "LENDERS"), BANK OF AMERICA NATIONAL TRUST & SAVINGS ASSOCIATION and THE BANK OF NEW YORK, as co-documentation agents (in such capacity, the "CO-DOCUMENTATION AGENTS") and THE CHASE MANHATTAN BANK, as administrative agent (in such capacity, the "ADMINISTRATIVE AGENT") and as collateral agent (in such capacity, the "COLLATERAL AGENT").

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans to the Borrower and the Issuing Bank has agreed to issue certain Letters of Credit for the account of the Borrower; and

                  WHEREAS the Borrower has requested that certain provisions of the Credit Agreement be modified in the manner provided for in this Amendment, and the Lenders are willing to agree to such modifications as provided for in this Amendment.

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. DEFINED TERMS. Capitalized terms used and not defined herein shall have the meanings given to them in the Credit Agreement.

                  2. AMENDMENTS TO THE CREDIT AGREEMENT. (a) Section 1.01 of the Credit Agreement is hereby amended by inserting the following definitions in their proper alphabetical order:

                  "`HOTEL RESERVATIONS NETWORK ACQUISITION' means the acquisition by HRN, Inc., a subsidiary of USANi, of substantially all the assets of TMF, Inc. and HRN Marketing Corporation in exchange for the assumption of certain liabilities, the issuance of a promissory note and certain other payments (collectively the "HRN Obligations"); PROVIDED, THAT such transaction is consummated substantially in accordance with the terms of the Asset Purchase Agreement dated as of April 13, 1999, among HRN, Inc., USANi and the other parties thereto (the "HRN Agreement"), previously delivered to the Lenders and that any changes to the HRN Agreement are not materially adverse to the interests of the Lenders.

                  `UNIVERSAL ADVANCE' means an interest bearing advance to Universal Studios Holding I Corp. or one or more of its affiliates in a principal amount of up to $200,000,000; PROVIDED, THAT such advance is made in accordance with the terms of the Letter Agreement dated April 6, 1999 between Universal Studios Holding I Corp. and USA Networks, Inc., including the schedules and exhibits thereto (collectively, the "Letter Agreement"), previously delivered to the Lenders and


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                  that any changes to the terms of the advance as set forth in the Letter Agreement are not materially adverse to the interests of the Lenders.

         (b) Section 5.07 of the Credit Agreement is hereby amended by:

                  (i) deleting "subsection (k)" in clause (i) thereof and substituting "subsections (k), (o) and (p)" therefor; and

                  (ii) deleting the period at the end of clause (n) thereof and substituting the following therefor: "; (o) the HRN Obligations; and (p) the Guarantee of HRN Obligations by USANi set forth in the HRN Agreement".

         (c) Section 5.17 of the Credit Agreement is hereby amended by:

                   (i)     deleting "and" at the end of clause (h) thereof;

                  (ii) replacing the period at the end of clause (i) thereof with "; and"; and

                  (iii)    inserting the following after clause (i):

                           "(j) the sale or other disposition of the rights of USANi and/or one or more of its subsidiaries with respect to the Universal Advance".

         (c) Section 5.19 of the Credit Agreement is hereby amended by:

                  (i)      deleting "and" at the end of clause (g) thereof;

                  (ii) replacing the period at the end of clause (h) thereof with "; and"; and

                  (iii) inserting the following after clause (h): "(i) the Universal Advance."

         (d) Section 5.20 of the Credit Agreement is hereby amended by:

                  (i)      deleting "and" at the end of clause (b) thereof;

                  (ii) replacing the period at the end of clause (c) thereof with "; and"; and

                  (iii) inserting immediately after clause (c) thereof the following:

                           "(d)  The Hotel Reservations Network Acquisition."

                  3. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                  4. REPRESENTATIONS AND WARRANTIES. Each of USANi and the Borrower hereby represents and warrants to the Administrative Agent, the Collateral Agent, the Issuing Bank and the Lenders as of the date hereof:

                  (a) No Default or Event of Default has occurred and is continuing.

                  (b) The execution, delivery and performance by each of USANi and the Borrower of this Amendment are within the scope of its corporate or company powers, and have been duly authorized by all necessary corporate, company and, if required, stockholder or member action on the part of each of them, and no authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency


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         are necessary for the execution or delivery of this Amendment by either of them or for the validity or enforceability of this Amendment. The Credit Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of each of USANi and the Borrower, enforceable against each of them in accordance with its terms, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  (c) All representations and warranties of USANi and the Borrower contained in the Credit Agreement (other than representations or warranties expressly made only on and as of the Effective Date) are true and correct in all material respects on and as of the date hereof with the same force and effect as if made on and as of the date hereof.

                  5. EFFECTIVENESS. This Amendment shall become effective only upon the satisfaction in full of the following conditions precedent:

                  (a) The Administrative Agent shall have received counterparts hereof, duly executed and delivered by USANi, the Borrower and the Required Lenders; and

                  (b) The Administrative Agent shall have received such opinions and certificates from USANi and the Borrower and their counsel as it may reasonably request in form reasonably satisfactory to its counsel.

                  6. EXPENSES. The Borrower agrees to reimburse the Administrative Agent and the Collateral Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Administrative Agent.

                  7. GOVERNING LAW; COUNTERPARTS. (a) This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

         (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                       USA NETWORKS, INC.,


                                          by /s/ Michael Durney
                                             -----------------------------------
                                             Name: Michael Durney
                                             Title: V.P. & Controller


                                       USANi LLC,

                                          by /s/ Michael Durney
                                             -----------------------------------
                                             Name: Michael Durney
                                             Title: V.P. & Controller


                                       THE CHASE MANHATTAN BANK, individually
                                       and as Administrative Agent, Collateral
                                       Agent and Issuing Bank,


                                          by /s/ Constance M. Coleman
                                             -----------------------------------
                                             Name: Constance M. Coleman
                                             Title: V.P.


                                       BANK OF AMERICA NT&SA,


                                          by /s/ Sean W. Cassidy
                                             -----------------------------------
                                             Name: Sean W. Cassidy
                                             Title: Vice President


                                       THE BANK OF NEW YORK COMPANY, INC.,
                                       individually and as Co-Documentation
                                       Agent,


                                          by /s/ John C. Lambert
                                             -----------------------------------
                                             Name: John C. Lambert
                                             Title: Vice President


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                                       ABN AMRO BANK, N.V.,


                                          by /s/ Frances O.R. Lagan
                                             -----------------------------------
                                             Name: Frances O.R. Lagan
                                             Title: V.P.


                                          by /s/ Ann Schwalenberg
                                             -----------------------------------
                                             Name: Ann Schwalenberg
                                             Title: Vice President


                                       BANCA COMMERCIALE ITALIANA, NEW YORK,

                                          by /s/ Charles Dougherty
                                             -----------------------------------
                                             Name: Charles Dougherty
                                             Title: VP


                                          by /s/ T. Gallonetto
                                             -----------------------------------
                                              Name: T. Gallonetto
                                              Title: A.V.P.


                                       BANK OF HAWAII,

                                          by /s/ Bernardine M. Havertine
                                             -----------------------------------
                                             Name: Bernardine M. Havertine
                                             Title: Corporate Banking Officer


                                       BANK OF MONTREAL,


                                          by /s/ W.T. Calder
                                             -----------------------------------
                                             Name: W.T. Calder
                                             Title: Managing Director


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                                       THE BANK OF NOVA SCOTIA,


                                          by /s/ Ian A. Hodgart
                                             -----------------------------------
                                             Name: Ian A Hodgart
                                             Title: Authorized Signatory


                                       BANQUE NATIONALE DE PARIS,


                                          by /s/
                                             -----------------------------------
                                             Name:
                                             Title:


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                               BANQUE WORMS CAPITAL CORPORATION,


                                          by /s/ F. Jamet
                                             -----------------------------------
                                             Name: F. Jamet
                                             Title: S.V.P.


                                             /s/ Constance DeClerk
                                             -----------------------------------
                                             Name: Constance DeClerk
                                             Title: V.P.


                                       CITY NATIONAL BANK,


                                          by /s/ Rod Bollins
                                             -----------------------------------
                                             Name: Rod Bollins
                                             Title: Vice President


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                                       COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                       EUROPEENNE,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                       CREDIT AGRICOLE INDOSUEZ,


                                          by /s/ Craig Welch
                                             -----------------------------------
                                             Name: Craig Welch
                                             Title: V.P.


                                          by /s/ Sarah McLinmore
                                             -----------------------------------
                                             Name: Sarah McLinmore
                                             Title: V.P.


                                       CREDITANSTALT CORPORATE FINANCE, INC.,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:

                                       CRESTAR BANK,


                                          by /s/ Lantanya B.Mason
                                             -----------------------------------
                                             Name: Latanya B. Mason
                                             Title: Assistant Vice President


                                       THE DAI-ICHI KANGYO BANK LTD., NEW YORK
                                       BRANCH,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                       DE NATIONALE INVESTERINGSBANK, N.V.,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                       FIRST HAWAIIAN BANK,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                       FLEET NATIONAL BANK,


                                          by /s/ Russ Lopinto
                                             -----------------------------------
                                             Name: Russ Lopinto
                                             Title: Vice President


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                                       THE FUJI BANK LIMITED, LOS ANGELES
                                       AGENCY,


                                          by /s/ Masahito Fukuda
                                             -----------------------------------
                                             Name: Masahito Fukuda
                                             Title: Joint General Manager


                                       ISTITUTO BANCARIO SAN PAOLO DI TORINO
                                       - ISTITUTO MOBILIARE ITALIANO, SPA,


                                          by /s/ Robert Wurster
                                             -----------------------------------
                                             Name: Robert Wurster
                                             Title: V.P.


                                          by /s/ Glen Binder
                                             -----------------------------------
                                             Name: Glen Binder
                                             Title: Vice President


                                       KBC BANK N.V.,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                       THE LONG-TERM CREDIT BANK OF JAPAN,
                                       LIMITED,


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


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                                       MELLON BANK, N.A.,


                                          by /s/ Paul F. Noel
                                             -----------------------------------
                                             Name: Paul F. Noel
                                             Title: Vice President


                                       PARIBAS,


                                          by /s/ William B. Schink
                                             -----------------------------------
                                             Name: William B. Schink
                                             Title: Director


                                       PNC BANK, NATIONAL ASSOCIATION,


                                          by /s/ Kristen E. Talaber
                                             -----------------------------------
                                             Name: Kristen E. Talaber
                                             Title: Vice President


                                       ROYAL BANK OF CANADA,


                                          by /s/ Wayne P. Gray
                                             -----------------------------------
                                             Name: Wayne P. Gray
                                             Title: Manager


                                       SOCIETE GENERALE,


                                          by /s/ Mark Vigil
                                             -----------------------------------
                                             Name: Mark Vigil
                                             Title: Director


                                       THE SUMITOMO TRUST & BANKING, CO.,
                                       LTD., NEW YORK BRANCH,


                                          by /s/ Stephen E. Stratico
                                             -----------------------------------
                                             Name: Stephen E. Stratico
                                             Title: Vice President

                                       SUNTRUST BANK, CENTRAL FLORIDA N.A.,


                                          by /s/ Harold Binder
                                             -----------------------------------
                                             Name: Harold Binder
                                             Title: Authorized Signatory


                                       UNION BANK OF CALIFORNIA, N.A.,


                                          by /s/ Stender E. Sweeney
                                             -----------------------------------
                                             Name: Stender E. Sweeney
                                             Title: Assistant Vice President


                                       WELLS FARGO BANK,

                                          by /s/ Anthony Turner
                                             -----------------------------------
                                             Name: Anthony Turner
                                             Title: V.P.


                                       WESTDEUTSCHE LANDESBANK, NEW YORK BRANCH


                                          by
                                             -----------------------------------
                                             Name:
                                             Title:


                                          by
                                             -----------------------------------
                                             Name:
                                             Title: